                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                               OFFER TO EXCHANGE
          12.50% SENIOR DISCOUNT NOTES DUE 2008 (DOLLAR DENOMINATED),
               11.25% SENIOR NOTES DUE 2008 (DOLLAR DENOMINATED),
        12.40% SENIOR DISCOUNT NOTES DUE 2008 (DM DENOMINATED/DTC HELD)
           AND 11.15% SENIOR NOTES DUE 2008 (DM DENOMINATED/DTC HELD)
              WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT,
                          FOR ANY AND ALL OUTSTANDING
          12.50% SENIOR DISCOUNT NOTES DUE 2008 (DOLLAR DENOMINATED),
               11.25% SENIOR NOTES DUE 2008 (DOLLAR DENOMINATED),
        12.40% SENIOR DISCOUNT NOTES DUE 2008 (DM DENOMINATED/DTC HELD)
           AND 11.15% SENIOR NOTES DUE 2008 (DM DENOMINATED/DTC HELD)
            WHICH HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT,
                                       OF
                                  VIATEL, INC.

               PURSUANT TO THE PROSPECTUS, DATED AUGUST 11, 1998

THE EXCHANGE OFFERS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON SEPTEMBER 16, 1998 (THE "EXPIRATION DATE"), UNLESS EXTENDED. TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

         DELIVERY TO THE BANK OF NEW YORK BY FACSIMILE TRANSMISSION, BY REGISTERED OR CERTIFIED MAIL, BY OVERNIGHT COURIER OR BY HAND:

                              THE BANK OF NEW YORK
                             Reorganization Section
                        101 Barclay Street, Floor 7 East
                            New York, New York 10286
                            Attention: Theresa Gass
                           BY FACSIMILE TRANSMISSION
                        (For Eligible Institutions Only)
                                 (212) 815-6339
                             CONFIRM BY TELEPHONE:
                                 (212) 815-5942
           For information with respect to the Exchange Offers, call:
                                 (212) 815-5942

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

    The undersigned acknowledges receipt of the Prospectus, dated August 11, 1998 (the "Prospectus"), of Viatel, Inc., a Delaware corporation ("Viatel") and this Letter of Transmittal (this "Letter"). The Prospectus and this Letter together constitute the offers of Viatel to exchange (i) 12.50% Senior Discount Notes Due 2008 (Dollar Denominated) (the "12.50% Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), (ii) 11.25% Senior Notes Due 2008 (Dollar Denominated) (the "11.25% Exchange Notes"), which have been registered under the Securities Act, and (iii) 12.40% Senior Discount Notes Due 2008 (DM Denominated) and 11.15% Senior Notes Due 2008 (DM Denominated), each of which have been registered under the Securities Act and which will, upon consummation of the Exchange Offers, be represented by the New DTC-DM Global Certificates, deposited with a custodian for, and registered in the name of the Depository Trust Company ("DTC") or its nominee (the "New DM Notes (DTC Held)"), for a like principal amount of (x) 12.50% Senior Discount Notes Due 2008 (Dollar Denominated), which were not registered under the Securities Act (the "Existing 12.50% Notes"), (y) 11.25% Senior Notes Due 2008 (Dollar Denominated), which were not registered under the Securities Act (the "Existing 11.25% Notes"), and (z) 12.40% Senior Discount Notes Due 2008 (DM Denominated) (the "Existing 12.40% Notes") and 11.15% Senior Notes Due 2008 (DM Denominated) (the "Existing 11.15% Notes"), each of which were not registered under the Securities Act and which were originally sold pursuant to Rule 144A under the Securities Act, and are represented by permanent global certificates in definitive, fully registered form deposited with a custodian for, and registered in the name of DTC or its nominee (the "Existing DM Notes (DTC Held)"). Capitalized terms used herein and not otherwise defined shall have the meaning given such terms in the Prospectus.

    The 12.50% Exchange Notes, the 11.25% Exchange Notes and the New DM Notes (DTC Held) are collectively hereinafter referred to as the "New Non-DBC Notes." The Existing 12.50% Notes, the Existing 11.25% Notes and the Existing DM Notes (DTC Held) are collectively hereinafter referred to as the "Existing Non-DBC Notes." The above offers form part of the Exchange Offers that are being conducted concurrently by Viatel for Existing Non-DBC Notes and DBC Notes (as defined below).

    THIS LETTER IS APPLICABLE ONLY TO THE EXISTING NON-DBC NOTES. THIS LETTER AND THE INSTRUCTIONS CONTAINED HEREIN DO NOT APPLY TO THE EXISTING 12.40% NOTES OR THE EXISTING 11.15% NOTES ORIGINALLY SOLD OUTSIDE THE UNITED STATES PURSUANT TO REGULATION S UNDER THE SECURITIES ACT AND REPRESENTED BY PERMANENT GLOBAL CERTIFICATES IN BEARER FORM, DEPOSITED WITH DEUTSCHE BORSE CLEARING AG (THE "DBC NOTES"). HOLDERS WHO WISH TO TENDER DBC NOTES, SHOULD USE THE APPLICABLE LETTER OF TRANSMITTAL OBTAINABLE FROM DEUTSCHE BANK AG, THE GERMAN EXCHANGE AGENT.

    For each Existing Non-DBC Note accepted for exchange, the holder of such Existing Non-DBC Note will receive a New Non-DBC Note having a principal amount equal to that of the surrendered Existing Non-DBC Note.

    Pursuant to the 1998 Registration Rights Agreement, Viatel agreed, with respect to the Existing Notes and subject to the determination that the Exchange Offers are permitted under applicable law, to use its best efforts to consummate the Exchange Offers prior to October 8, 1998.

    In the event that applicable interpretations of the staff of the Securities and Exchange Commission (the "Commission") do not permit Viatel to effect the Exchange Offers, or under certain other circumstances, Viatel is required, at its cost, to use its best efforts to cause to become effective the Shelf Registration Statement with respect to resales of the Existing Notes by holders who satisfy certain conditions relating to the provision of information, and to keep such Shelf Registration Statement effective until the expiration of the time period referred to in Rule 144(k) under the Securities Act after April 8, 1998, or such shorter period that will terminate when all Existing Notes covered by such registration statement have been sold thereunder. The Exchange Offers are intended to satisfy Viatel's exchange offer obligations under the 1998 Registration Rights Agreement.

    Viatel reserves the right, in its sole discretion (but subject to the terms of the 1998 Registration Rights Agreement) (i) to delay accepting any Existing Non-DBC Notes, (ii) to extend the Exchange Offers, in which case the term "Expiration Date" shall mean the latest time and date to which the Exchange Offers are extended, and (iii) to amend the terms of the Exchange Offers in any manner. If the Exchange Offers are amended in a manner determined by Viatel to constitute a material change, Viatel will promptly disclose such amendments by means of a prospectus supplement that will be distributed to the registered holders of the Existing Notes and Viatel will extend the Exchange Offers for a period of five to ten business days, depending upon the significance of the amendment and the manner of disclosure to the registered holders, if the Exchange Offers would otherwise expire during such five to ten business day period.

    This Letter is to be completed by a holder of Existing Non-DBC Notes either if certificates are to be forwarded herewith or if a tender of Existing Non-DBC Notes is to be made by book-entry transfer to the account maintained by The Bank of New York, as U.S. Exchange Agent (the "U.S. Exchange Agent"), at the Book-Entry Transfer Facility of DTC pursuant to the procedures set forth in "The Exchange Offers -- Terms of the Exchange Offers -- Book-Entry Transfer" section of the Prospectus and an Agent's Message (as defined below) is NOT delivered. Tenders by book-entry transfer may also be made by delivery of an Agent's Message in lieu of this Letter. The term "Agent's Message" means a computer generated message transmitted by means of DTC's Automated Tender Offer Program ("ATOP") system and received by the U.S. Exchange Agent, in which the tendering holder acknowledges and agrees to be bound by the terms of this Letter. Holders of Existing Non-DBC Notes (i) whose Existing Non-DBC Notes are not immediately available or (ii) who cannot deliver their Existing Non-DBC Notes or any other documents required by this Letter to the U.S. Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date (or who cannot complete the procedure for book-entry transfer on a timely basis), may tender their Existing Non-DBC Notes according to the guaranteed delivery procedures set forth in "The Exchange Offers -- Terms of the Exchange Offers -- Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1 below.

    If the undersigned is a broker-dealer that will receive New Non-DBC Notes for its own account pursuant to the Exchange Offers, the undersigned acknowledges that it will deliver the Prospectus meeting the requirements of the Securities Act in connection with any resale of such New Non-DBC Notes; PROVIDED, HOWEVER, that by so acknowledging that it will deliver and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of New Non-DBC Notes received in exchange for Existing Non-DBC

Notes where such Existing Non-DBC Notes were acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities. For a period of 180 days after the Expiration Date, Viatel will use its best efforts to maintain the effectiveness of the Registration Statement of which the Prospectus forms a part and to amend and supplement the Prospectus contained therein in order to permit the Prospectus to be lawfully delivered by any broker-dealer for use in connection with any such resale, provided that such broker-dealer indicates in this Letter that it is a broker-dealer. However, if any holder is acquiring New Non-DBC Notes in the Exchange Offers for the purpose of distributing or participating in a distribution of the New Non-DBC Notes, such holder cannot rely on the position of the staff of the Commission enunciated in the no-action letters regarding MORGAN STANLEY & CO., INCORPORATED (available June 5, 1991) and EXXON CAPITAL HOLDINGS CORPORATION (available May 13, 1988), or interpreted in the Commission's interpretative letter to SHEARMAN & STERLING (available July 2, 1993), or similar no-action or interpretive letters, will not be entitled to validly tender Existing Non-DBC Notes in the Exchange Offers and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or transfer of such Existing Non-DBC Notes, unless such sale or transfer is made pursuant to an exemption from, or in a transaction not subject to, such requirements.

    By acceptance of the Exchange Offers, each broker-dealer that receives New Non-DBC Notes pursuant to the Exchange Offers agrees that, upon receipt of notice from Viatel of the happening of any event which makes any statement in the Prospectus untrue in any material respect or which requires the making of any changes in the Prospectus in order to make the statements therein not misleading (which notice Viatel agrees to deliver promptly to such broker-dealer), such broker-dealer will suspend use of the Prospectus until Viatel has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to such broker-dealer or until such broker-dealer is advised in writing by Viatel that the use of the Prospectus may be resumed, and such broker-dealer has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If Viatel gives any such notice to suspend the use of the Prospectus, it will extend the 180 day period referred to above by the number of days during the period from and including the date of the supplemented or amended Prospectus or until such broker-dealers have received a statement in writing from Viatel that the use of the Prospectus may be resumed and have received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus necessary to permit resales of the New Non-DBC Notes.

    Except as described above, the Prospectus may not be used for or in connection with an offer to resell, a resale or any other transfer or disposition of New Non-DBC Notes.

    The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offers.

    List below the Existing Non-DBC Notes to which this Letter relates. If the space provided below is inadequate, the Certificate numbers and principal amount of Existing Non-DBC Notes should be listed on a separate signed schedule affixed hereto.

 ----------------------------------------------------------------------------------------
                          DESCRIPTION OF EXISTING NON-DBC NOTES
 ----------------------------------------------------------------------------------------
                                                 (1)             (2)             (3)
                                                              AGGREGATE
                                                              PRINCIPAL
                                                              AMOUNT OF
  NAME(S) AND ADDRESS(ES) OF REGISTERED                        EXISTING       PRINCIPAL
                HOLDER(S)                    CERTIFICATE       NON-DBC          AMOUNT
        (PLEASE FILL IN, IF BLANK)            NUMBER(S)*       NOTE(S)        TENDERED**
------------------------------------------------------------------------------------------

                                            ----------------------------------------------

                                            ----------------------------------------------

                                            ----------------------------------------------
                                            TOTAL
----------------------------------------------------------------------------------------
*   Need not be completed if Existing Non-DBC Notes are being tendered by book-entry transfer.
**  Unless otherwise indicated in this column, a holder will be deemed to have tendered
    ALL of the Existing Non-DBC Notes represented by the Existing Non-DBC Notes indicated
    in column 2. See Instruction 2 below. Existing 12.50% Notes and Existing 11.25% Notes tendered hereby must be in denominations of U.S. $1,000 principal amount (principal amount at maturity in the case of the Existing 12.50% Notes) and any integral multiples thereof. Existing 12.40% Notes and Existing 11.15% Notes tendered hereby must be in denominations of DM 100,000 principal amount (principal amount at maturity in the case of the Existing 12.40% Notes) and any integral multiples of DM 1,000 above such number. See Instruction 1 below.

/ / CHECK HERE IF TENDERED EXISTING NON-DBC NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE U.S. EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

       Name of Tendering Institution ___________________________________________

       Account Number ____________ Transaction Code Name _______________________

    By transferring the Existing Non-DBC Notes to the U.S. Exchange Agent's account at the Book-Entry Transfer Facility of DTC in accordance with DTC's ATOP procedures for transfer, including transmitting to the U.S. Exchange Agent an Agent's Message in which the holder of the Existing Non-DBC Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter, the participant in the Book-Entry Transfer Facility confirms on behalf of itself and the beneficial owners of such Existing Non-DBC Notes all provisions of this Letter (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter to the U.S. Exchange Agent.

/ / CHECK HERE IF THE TENDERED EXISTING NON-DBC NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE U.S. EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

       Name(s) of Registered Holder(s) _________________________________________

       Window Ticket Number (if any) ___________________________________________

       Date of Execution of Notice of Guaranteed Delivery ______________________

       Name of Institution which Guaranteed Delivery ___________________________

       If Delivered by Book-Entry Transfer, Complete the Following:

       Account Number ____________ Transaction Code Name _______________________

/ / CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name: _____________________________________________________________________

     Address: __________________________________________________________________

              __________________________________________________________________

                         SPECIAL ISSUANCE INSTRUCTIONS
                        (SEE INSTRUCTIONS 3 AND 4 BELOW)

    To be completed ONLY if certificates for Existing Non-DBC Notes not exchanged and/or New Non-DBC Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above, or if Existing Non-DBC Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue: New Non-DBC Notes and/or Existing Non-DBC Notes to:
Name(s) ________________________________________________________________________

                             (Please Type or Print)
 _______________________________________________________________________________

                             (Please Type or Print)
Address ________________________________________________________________________
 _______________________________________________________________________________

                                   (Zip Code)

/ / Credit unexchanged Existing Non-DBC Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below:
 _______________________________________________________________________________

                         (Book-Entry Transfer Facility
                         Account Number, if applicable)

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 3 AND 4 BELOW)

    To be completed ONLY if certificates for Existing Non-DBC Notes not exchanged and/or New Non-DBC Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above or to such person or persons at an address other than shown in the box entitled "Description of Existing Non-DBC Notes" on this Letter above.

Mail: New Non-DBC Notes and/or Existing Non-DBC Notes to:

Name(s) ________________________________________________________________________

                             (Please Type or Print)

 _______________________________________________________________________________

                             (Please Type or Print)

Address ________________________________________________________________________

 _______________________________________________________________________________

                                   (Zip Code)

 IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR EXISTING NON-DBC NOTES OR CONFIRMATION OF BOOK-ENTRY DELIVERY AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE U.S. EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)

Dated: , 1998
X                                                                                   , 1998
X                                                                                   , 1998
           Signature(s) of Owner                                  Date

Area Code and Telephone Number: ________________________________________________

    If a holder is tendering any Existing Non-DBC Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Existing Non-DBC Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3 below.

Name(s):
                                   (Please Type or Print)
Capacity:
Address:
                                    (Including Zip Code)

                             SIGNATURE OF GUARANTEE
                      (IF REQUIRED BY INSTRUCTION 3 BELOW)

Signature(s) Guaranteed by
an Eligible Institution:
                                  (Authorized Signature)
                                         (Title)
                                     (Name and Firm)

Dated:
__________________________________________________________________________, 1998

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    Upon the terms and subject to the conditions of the Exchange Offers, the undersigned hereby tenders to Viatel the aggregate principal amount of Existing Non-DBC Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Existing Non-DBC Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, Viatel all right, title and interest in and to such Existing Non-DBC Notes as are being tendered hereby.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Existing Non-DBC Notes tendered hereby and that Viatel will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by Viatel. The undersigned hereby further represents that any New Non-DBC Notes acquired in exchange for Existing Non-DBC Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Non-DBC Notes, whether or not such person is the undersigned, that neither the holder of such Existing Non-DBC Notes nor any such other person is participating in, or intends to participate in, a distribution of such New Non-DBC Notes, or has an arrangement or understanding with any person to participate in the distribution of such New Non-DBC Notes, and that neither the holder of such Existing Non-DBC Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of Viatel.

    The undersigned also acknowledges that the Exchange Offers are being made based upon Viatel's understanding of an interpretation by the staff of the Commission set forth in no-action letters and interpretative letters issued to third parties that the New Non-DBC Notes issued in exchange for the Existing Non-DBC Notes pursuant to the Exchange Offers may be offered for resale, resold and otherwise transferred by any holder thereof (other than a broker-dealer who purchased Existing Non-DBC Notes directly from Viatel for resale pursuant to Rule 144A under the Securities Act or any other available exemption thereunder), without compliance with the registration and prospectus delivery requirements of the Securities Act, provided that such New Non-DBC Notes are acquired in the ordinary course of such holder's business and that such holder is not participating, does not intend to participate, and has no arrangement or understanding with any person to participate, in any distribution of the New Non-DBC Notes.

    Any holder who tenders in the Exchange Offers with the intention to participate, or the purpose of participating, in a distribution of the New Non-DBC Notes (i) may not rely upon such interpretations by the staff of the Commission, (ii) will not be entitled to validly tender Existing Non-DBC Notes in the Exchange Offers and (iii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or transfer of the New Non-DBC Notes, unless such sale or transfer is made pursuant to an exemption from, or in a transaction not subject to, such requirements. If the undersigned is a broker-dealer that will receive New Non-DBC Notes for its own account in exchange for Existing Non-DBC Notes, it represents that the Existing Non-DBC Notes to be exchanged for the New Non-DBC Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Non-DBC Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

    The undersigned will, upon request, execute and deliver any additional documents deemed by Viatel to be necessary or desirable to complete the sale, assignment and transfer of the Existing Non-DBC Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offers -- Terms of the Exchange Offers -- Withdrawal of Tenders of Existing Notes" section of the Prospectus.

    THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF EXISTING NON-DBC NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE EXISTING NON-DBC NOTES AS SET FORTH IN SUCH BOX ABOVE.

                                  INSTRUCTIONS

                FORMING PART OF THE TERMS AND CONDITIONS OF THE

                               OFFER TO EXCHANGE

          12.50% SENIOR DISCOUNT NOTES DUE 2008 (DOLLAR DENOMINATED),

               11.25% SENIOR NOTES DUE 2008 (DOLLAR DENOMINATED),

        12.40% SENIOR DISCOUNT NOTES DUE 2008 (DM DENOMINATED/DTC HELD)

           AND 11.15% SENIOR NOTES DUE 2008 (DM DENOMINATED/DTC HELD)

              WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT,

                          FOR ANY AND ALL OUTSTANDING

          12.50% SENIOR DISCOUNT NOTES DUE 2008 (DOLLAR DENOMINATED),

               11.25% SENIOR NOTES DUE 2008 (DOLLAR DENOMINATED),

        12.40% SENIOR DISCOUNT NOTES DUE 2008 (DM DENOMINATED/DTC HELD)

           AND 11.15% SENIOR NOTES DUE 2008 (DM DENOMINATED/DTC HELD)

            WHICH HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT

                                       OF

                                  VIATEL, INC.

    1. DELIVERY OF THIS LETTER AND EXISTING NON-DBC NOTES; GUARANTEED DELIVERY PROCEDURES. This Letter is to be completed by holders of Existing Non-DBC Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offers -- Terms of the Exchange Offers -- Book-Entry Transfer" section of the Prospectus and an Agent's Message is NOT delivered. Tenders by book-entry transfer may also be made by delivery of an Agent's Message in lieu of this Letter.

    Certificates for all physically tendered Existing Non-DBC Notes, or book-entry confirmation, as the case may be, as well as a properly completed and duly executed Letter (or fascimile hereof or an Agent's Message in lieu thereof) and any other documents required by this Letter, must be received by the U.S. Exchange Agent at the address set forth above prior to 5:00 p.m., New York City time, on the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Existing 12.50% Notes and Existing 11.25% Notes tendered hereby must be in denominations of U.S. $1,000 principal amount (principal amount at maturity in the case of Existing 12.50% Notes) and any integral multiples thereof. Existing 12.40% Notes and Existing 11.15% Notes tendered hereby must be in denominations of DM 100,000 principal amount (principal amount at maturity in the case of Existing 12.40% Notes) and any integral multiples of DM 1,000 above such number.

    Holders of Existing Non-DBC Notes (i) whose Existing Non-DBC Notes are not immediately available or (ii) who cannot deliver their Existing Non-DBC Notes or any other documents required by this Letter to the U.S. Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date (or who cannot complete the procedure for book-entry transfer on a timely basis), may tender their Existing Non-DBC Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offers -- Terms of the Exchange Offers -- Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below), (ii) on or prior to the Expiration Date, the U.S. Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail, or hand delivery) setting forth the name and address of the holder, the certificate number or numbers of the tendered Existing Non-DBC Notes, and the principal amount of tendered Existing Non-DBC Notes, stating that the tender is being made thereby and guaranteeing that, within three business days after the Expiration Date, an applicable Letter of Transmittal, or a facsimile thereof, together with the tendered Existing Non-DBC Notes (or confirmation of a book-entry transfer of such Existing Non-DBC Notes into the U.S. Exchange Agent's account at DTC), and any other required documents will be deposited by the Eligible Institution with the U.S. Exchange Agent, and (iii) such properly completed and executed Letter of Transmittal and all documents required thereby, and the tendered Existing Non-DBC Notes in proper form for transfer (or confirmation of a book-entry transfer of such Existing Non-DBC Notes into the U.S. Exchange Agent's account at DTC), must be received by the U.S. Exchange Agent within three business days after the Expiration Date. Any holder who wishes to tender Existing Non-DBC Notes pursuant to the guaranteed delivery procedures described above must ensure that the U.S. Exchange Agent receives the required Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Copies of a Notice of Guaranteed Delivery, which may be used by Eligible Institutions for the purposes described in this paragraph are available from the U.S. Exchange Agent.

    THE METHOD OF DELIVERY OF EXISTING NON-DBC NOTES, LETTERS OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER. IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, BE USED. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT THE HOLDER USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL SUCH CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY. NO EXISTING NON-DBC NOTES OR LETTERS OF TRANSMITTAL SHOULD BE SENT TO VIATEL.

    See "The Exchange Offers" section of the Prospectus.

    2. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS OF EXISTING NON-DBC NOTES WHO TENDER BY BOOK-ENTRY TRANSFER). If less than all of the Existing Non-DBC Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Existing Non-DBC Notes to be tendered in the box above entitled "Description of Existing Non-DBC Notes -- Principal Amount Tendered." A reissued certificate representing the balance of non-tendered Existing Non-DBC Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Existing Non-DBC Notes delivered to the U.S. Exchange Agent will be deemed to have been tendered unless otherwise indicated.

    3. SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter is signed by the registered holder of the Existing Non-DBC Notes tendered hereby, the signature must correspond exactly with the name of the registered holder as it appears on the Existing Non-DBC Notes or security position listing maintained by DTC, as the case may be, without any change whatsoever.

    If any tendered Existing Non-DBC Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

    If any tendered Existing Non-DBC Notes are registered in different names on Existing Non-DBC Notes or security position listings maintained by DTC, as the case may be, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of Existing Non-DBC Notes or security position listings, as the case may be.

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    When this Letter is signed by the registered holder of the Existing Non-DBC
Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Non-DBC Notes are to be issued, or any untendered Existing Non-DBC Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificates must be guaranteed by an Eligible Institution.

    If this Letter is signed by a person other than the registered holder of Existing Non-DBC Notes specified herein, such Existing Non-DBC Notes must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name of the registered holder appears on the Existing Non-DBC Notes or security position listing maintained by DTC, as the case may be, and such signatures must be guaranteed by an Eligible Institution.

    If this Letter or any other certificates or bond powers required by this Letter are signed by any trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and, unless waived by Viatel, proper evidence satisfactory to Viatel, in its sole discretion, of such person's authority to so act must be submitted.

    Endorsements on certificates for Existing Non-DBC Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm that is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., by a commercial bank or trust company having an office or correspondent in the United States or by an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an "Eligible Institution").

    Signatures on this Letter need not be guaranteed by an Eligible Institution, provided that the Existing Non-DBC Notes are tendered (i) by a registered holder of Existing Non-DBC Notes (which term, for purposes of the Exchange Offers, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Existing Non-DBC Notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter, or (ii) for the account of an Eligible Institution.

    4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders of Existing Non-DBC Notes should indicate in the applicable box the account at the Book-Entry Transfer Facility to which New Non-DBC Notes issued pursuant to the Exchange Offers are to be credited, if different from the account number appearing below the box entitled "Description of Existing Non-DBC Notes." Any substitute certificates representing Existing Non-DBC Notes not exchanged will be delivered in the name of the undersigned at the address shown above in the box entitled "Description of Existing Non-DBC Notes," unless otherwise indicated herein in the appropriate box.

    5.  U.S. BACKUP TAX WITHHOLDING AND INTERNAL REVENUE SERVICE FORM
W-9. Under the federal income tax laws, payments made to United States persons on account of New Non-DBC Notes issued pursuant to the Exchange Offers may be subject to backup withholding at the rate of 31%. In order to avoid such backup withholding, a holder that is a United States person may be required to complete and sign an Internal Revenue Service Form W-9 (an "IRS Form W-9") and provide it to the payor. Certain holders (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such holder must submit an IRS Form W-8 to the payor, signed under penalties of perjury, and must attest to that individual's exempt status.

    6. TRANSFER TAXES. Viatel will pay all transfer taxes, if any, applicable to the exchange of the Existing Non-DBC Notes pursuant to the Exchange Offers. If however, New Non-DBC Notes, or Existing Non-DBC Notes for principal amounts not tendered or accepted for exchange, are to be delivered to, or to be

                                       12
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issued in the name of, any person other than the registered holder of the
Existing Non-DBC Notes tendered or if a transfer tax is imposed for any reason other than the exchange of Existing Non-DBC Notes pursuant to the Exchange Offers, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the applicable Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

    EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT IS NOT NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE EXISTING NON-DBC NOTES SPECIFIED IN THIS LETTER.

    7. WAIVER OF CONDITIONS. Viatel reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

    8. NO CONDITIONAL TENDERS. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Existing Non-DBC Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Existing Non-DBC Notes for exchange. Neither Viatel nor the U.S. Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Existing Non-DBC Notes nor shall any of them incur any liability for failure to give any such notice.

    9. MUTILATED, LOST, STOLEN OR DESTROYED EXISTING NON-DBC NOTES. Any holder whose Existing Non-DBC Notes have been mutilated, lost, stolen or destroyed should contact the U.S. Exchange Agent at the address indicated above for further instructions.

    10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering Existing Non-DBC Notes, as well as requests for additional copies of the Prospectus, this Letter and other related documents should be directed to the U.S. Exchange Agent at the address and telephone number indicated above.

    IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH CERTIFICATES FOR EXISTING NON-DBC NOTES, OR CONFIRMATION OF BOOK-ENTRY DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE U.S. EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

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